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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: April 19, 2002
                                                 --------------

                              WORLDBID CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


               NEVADA             000-26729       88-0427619
     -----------------------   -----------------  -----------------
     (State of                    (Commission      (IRS Employer
      Incorporation)              File Number)      Identification #)

                        810 PEACE PORTAL DRIVE, SUITE 201
                                   BLAINE, WA
                                      98230

                  --------------------------------------------
                    (Address of Principal Executive Offices)

                              (360) 332-1752
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
               ---------------------------------------------------
                     (Registrant's Former Name and Address)



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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

Effective April 19, 2002, Global Internet Holdings Ltd. ("Global"), a company controlled by Scott Wurtele, a former director, former president and former chief executive officer of Worldbid Corporation (the "Corporation") agreed to sell its entire holdings of 5,660,540 shares of common stock of the Corporation (being approximately 23.4% of the common stock outstanding) to a group of eight independent investors (the "Investors"). As a result of the sale of the shares, Global is no longer the largest shareholder of the Corporation and Global and Mr. Wurtele can no longer be considered to control the Corporation.

The Investors acquired numbers of shares varying from 160,540 to 1,100,000 shares. None of the Investors acquired sufficient shares to become significant shareholders of the Corporation or require the filing of any notices of acquisition under Section 13(d) of the Securities Exchange Act of 1934. The
                                           -------------------------------
Investors have advised the Corporation that they have acquired the shares for investment purposes and do not have any agreements, arrangements or understandings with respect to the election of directors or other matters and no intention to exercise any control over the Corporation.

The selling price of the shares was $0.00625 per share for an aggregate consideration paid to Global of 35,378.38.

The following table sets forth information known to the Corporation concerning the number of shares beneficially owned by each person owning more than five percent (5%) of our voting securities as of April 19, 2002.

                                          Number of
Title of          Name and Address        Shares of        Percentage of
Class             of Beneficial Owner     Common Stock     Common  Stock
------------      --------------------    ---------------  ----------------
Common Stock      Harold  C.  Moll(1)     6,850,000        26.14%
                  Unit  45,  Lacovia
                  Condominium
                  Grand  Cayman,  BWI
-------------     -------------------     ---------        ------
Common  Stock     Logan  Anderson(2)      1,950,000        7.89%
                  15  Hill  Cresent
                  Pembroke, Bermuda
                  HM02
-------------     ------------------------     ---------     -----

(1) Includes 4,800,000 shares held by Harold Moll and 1,900,000 shares that are acquirable upon the exercise of warrants by Harold Moll within 60 days of April 19, 2001.

(2) Includes 1,400,000 shares held by Logan Anderson and 550,000 shares that are acquirable upon the exercise of warrants and options by Logan Anderson within 60 days of April 19, 2001.

A portion of the shares held by Global were subject to an escrow agreement among the Corporation, Global and Cane & Company, LLC. In view of the fact that the purchasers

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will  be  required,  under  applicable securities laws, to hold the shares for a period of time exceeding the balance of the time that the shares were to be held in escrow under the escrow agreement the Corporation entered into an escrow termination agreement dated April 19, 2002 terminating the escrow agreement.


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     None.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     None.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     None.

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     None.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

     None.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.
     None.
(b)     Pro  forma  Financial  Information.
     None.
(c)     Exhibits.

Exhibit     Description
-------     -----------
10.1        Escrow Termination Agreement dated April 19, 2002

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     None.


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ITEM  9.  REGULATION  FD  DISCLOSURE

     None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   April  29,  2002                         WORLDBID  CORPORATION


                                                 By: /s/ Logan  Anderson
                                                 ------------------------------
                                                   Logan  B.  Anderson
                                                   Chief Executive Officer
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